Exhibit 10.21

September 27, 2016

To each of the Shareholders of

Yatra set forth on the Signature

Pages Hereto

Re: Letter Agreement

Ladies and Gentlemen:

As you may be aware, Yatra Online, Inc., a Cayman Islands exempted company limited by shares (the “Company”), intends to have its ordinary shares (“Ordinary Shares”) commence trading on NASDAQ on or before December 19, 2016.

Pursuant to the Company’s articles of association (the “Articles”), all of the preference shares of the Company may be converted into Ordinary Shares at the option of the holder thereof. In order to facilitate the proposed listing which shall be for the benefit of the Company and all its shareholders and recognizing the amount invested by each shareholder, each of the undersigned holders of preference shares of the Company hereby agrees to exercise its right under the Articles to convert their preference shares into Ordinary Shares effective immediately prior to the commencement of trading of the Ordinary Shares on NASDAQ (the “Conversion”).

The Company and each of the undersigned shareholders of the Company acknowledge and agree that upon the consummation of the Conversion, the issued share capital of the Company, as shown on the Company's register of members, will be as set forth in Exhibit A.

The Company and each of the undersigned shareholders of the Company agree to do all things necessary to consummate the Conversion, including voting such shareholder’s preference shares in favor of any resolutions necessary to approve the Conversion (whether at a shareholders’ meeting or pursuant to a written consent of shareholders).

This letter shall be governed in all respects by the laws of the Cayman Islands as such laws are applied to agreements between Cayman Islands residents entered into and performed entirely in the Cayman Islands.

This letter and the Exhibits hereto and the other documents referred to herein or delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this letter.

In the event one or more of the provisions of this letter should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this letter, and this letter shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

This letter may be amended or modified only upon the written consent of the Company and each of the undersigned shareholders of the Company.

[SIGNATURE PAGE TO LETTER]

Each undersigned shareholder hereby represents and warrants to the Company as follows: (a) such shareholder has all necessary power and authority under all applicable provisions of law to execute and deliver this letter and to carry out its provisions; (b) all action on such shareholder’s part required for the lawful execution and delivery of this letter have been taken; and (c) upon such shareholder’s execution and delivery, this letter will be valid and binding obligations of such shareholder, enforceable against such shareholder in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (ii) as limited by general principles of equity that restrict the availability of equitable remedies. Each undersigned shareholder agrees to indemnify the Company for any claims, losses or expenses incurred by the Company as a result of any of the representations of such shareholder set forth herein being untrue.

Unless otherwise provided herein, any notice required or permitted under this letter shall be deemed effective upon the earlier of (a) actual receipt or (b) (i) on the day of delivery by email or confirmed facsimile transmission, (ii) three business day after the business day of deposit with an internationally recognized overnight courier service for express delivery, freight prepaid, or (iii) seven business days after deposit with the United States Post Office for delivery by registered or certified mail, shall be addressed to the party to be notified at the address indicated for such party on such shareholder’s signature page hereto, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

If the Company issues additional Ordinary Shares or preference shares at any time between the date of this letter and the effectiveness of the Conversion (“Additional Shares”) the Company shall ensure that the holders of such Additional Shares shall become a party to this letter by executing and delivering a counterpart signature page hereto thereby agreeing to be bound by and subject to the terms of this letter as an undersigned shareholders hereunder and the Company shall update Exhibit A to reflect the issuance of such Additional Shares.

This letter may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

Sincerely,

By: /s/ Dhruv Shringi

Name: Dhruv Shringi

Title: CEO

[Shareholder Signature Pages Follow]

Acknowledged and Concurred,

ORDINARY SHAREHOLDERS

/s/ Dhruv Shringi _________________________

Dhruv Shringi

Address: ________________________________

________________________________________

/s/ Manish Amin________________________

Manish Amin

Address: _________________________________

_________________________________________

/s/ Harshal Shah__________________________

Harshal Shah

Address: ________________________________

________________________________________

/s/ Haresh Chawla__________________________

Haresh Chawla

Address: _________________________________

_________________________________________

[SIGNATURE PAGE TO LETTER]

Acknowledged and Concurred,

ORDINARY SHAREHOLDERS

Wortal, Inc.

By: /s/ Uday Bellary ______________________

Print Name: Uday Bellary_________________

Title: Chairman of the Board_______________________

Address: ______________________________

______________________________________

[SIGNATURE PAGE TO LETTER]

Acknowledged and Concurred,

HOLDERS OF PREFERENCE SHARES

Norwest Venture Partners X, LP

By: Genesis VC Partners X, LLC, General Partner

By: /s/ Promod Haque______________________

Print Name: Promod Haque__________________

Title: Managing Partner_____________________

Address: ________________________________

________________________________________

Norwest Venture Partners IX, LP

By: Genesis VC Partners IX, LLC, General Partner

By: /s/ Promod Haque_______________________

Print Name: Promod Haque____________________

Title: Managing Partner_____________________

Address: ________________________________

________________________________________

[SIGNATURE PAGE TO LETTER]

Acknowledged and Concurred,

HOLDERS OF PREFERENCE SHARES

Vertex Asia Fund Pte. Ltd.

By: /s/ Chua Joo Hock______________________

Print Name: Chua Joo Hock________________

Title: Director______________________

Address: _________________________

_________________________________

[SIGNATURE PAGE TO LETTER]

Acknowledged and Concurred,

Rajasthan Trustee Company Pvt Ltd A/c SME Tech Fund RVCF Trust II

By: /s/ Girish Gupta________________________

Print Name: Girish Gupta___________________

Title: CEO, Rajasthan Asset Management Co Pvt Ltd

Address: _________________________________

________________________________________

[SIGNATURE PAGE TO LETTER]

Acknowledged and Concurred,

HOLDERS OF PREFERENCE SHARES

IDG Ventures India Fund II LLC.

By: /s/ Gulstan Ramgockim_________________

Print Name: Gulstan Ramgockim____________

Title: Director______________________

Address: _________________________

_________________________________

[SIGNATURE PAGE TO LETTER]

Acknowledged and Concurred,

HOLDERS OF PREFERENCE SHARES

Reliance Capital Limited

By: /s/ Amit Bapna__________________

Print Name: Amit Bapna________________

Title: CFO____________________________

Address: _____________________________

_____________________________________

[SIGNATURE PAGE TO LETTER]

Acknowledged and Concurred,

HOLDERS OF PREFERENCE SHARES AND

ORDINARY SHARES

E-18 Limited

By: [illegible]_____________________

Print Name: CCY Management Limited_________

Title: Director___________________________

Address: _______________________________

_______________________________________

[SIGNATURE PAGE TO LETTER]

Acknowledged and Concurred,

HOLDERS OF PREFERENCE SHARES

Intel Capital Corporation

By: /s/ Michael J Scown_______________________

Print Name: Michael J Scown_______________

Title: Authorized Signatory____________________

Address: _________________________________

_________________________________________

[SIGNATURE PAGE TO LETTER]

Acknowledged and Concurred,

HOLDERS OF PREFERENCE SHARES

Valiant Capital Master Fund LP

By: /s/ Brian Miller___________________________

Print Name: Brian Miller__________________

Title: CFO_____________________________

Valiant Capital Partners LP

By: /s/ Brian Miller____________________________

Print Name: Brian Miller____________________

Title: CFO_________________________________

Address: __________________________________

__________________________________________

[SIGNATURE PAGE TO LETTER]

Acknowledged and Concurred,

HOLDERS OF OF A RIGHT TO SWAP ORDINARY SHARES OF YATRA ONLINE PRIVATE LIMITED FOR ORDINARY SHARES OF YATRA ONLINE, INC.

Capital18 Fincap Private Limited

By: /s/ Kshipra Jatana_________________________

Print Name: Kshipra Jatana_____________________

Title: Authorized Signatory_______________________

Address: _____________________________________

_____________________________________________

Pandara Trust Scheme I

By: /s/ Tc Meenakshisundaram_____________________

Print Name: Tc Meenakshisundaram____________

Title: Designated Partner_____________________

Address: ________________________________

________________________________________

[SIGNATURE PAGE TO LETTER]

Acknowledged and Concurred,

HOLDERS OF PREFERENCE SHARES

Macquarie Corporate Holdings Pty Limited

By: /s/ Glen Butler_______________________

Print Name: Glen Butler_____________________

Title: Division Director______________________

Address: ________________________________

________________________________________

Macquarie Corporate Holdings Pty Limited

By: /s/ Angus Buckley___________________

Print Name: Angus Buckley__________________

Title: Division Director_______________________

Address: _________________________________

_________________________________________

[SIGNATURE PAGE TO LETTER]

Exhibit A*

Shareholder	Ordinary Shares Post-Conversion	Ordinary Shares Post-Reverse Stock Split**	Percentage Ownership
Dhruv Shringi	1,470,000	271,013	1.24%
E-18 Limited	10,449,264	1,926,454	8.78%
Capital18 Fincap Private Limited***	3,090,543	569,781	2.60%
Haresh Chawla	168,000	30,973	0.14%
Harshal Shah	168,000	30,973	0.14%
IDG Ventures India Fund II LLC	5,307,377	978,482	4.46%
Pandara Trust Scheme I***	936,386	172,635	0.79%
Intel Capital Corporation	11,810,030	2,177,328	9.92%
Macquarie Corporate Holdings Pty Limited	1,759,331	324,355	1.48%
Manish Amin	1,470,000	271,013	1.24%

Norwest Venture Partners IX, LP	18,620,098	3,432,850	15.64%
Norwest Venture Partners X, LP	18,620,099	3,432,850	15.64%
Rajast Rajasthan Trustee Company Pvt Ltd A/c SME Tech Fund RVCF Trust II	1,560,145	287,632	1.31%
Reliance Capital Limited	16,401,744	3,023,869	13.78%

Valiant Capital Master Fund LP	12,456,049	2,296,430	10.47%
Valiant Capital Partners LP	11,261,211	2,076,147	9.46%
Vertex Asia Fund Pte. Ltd	3,268,842	602,652	2.75%
Wortal, Inc.	204,105	37,629	0.17%
Total	119,021,225	21,943,066	100.00%

* Does not include: (a) Ordinary Shares issuable upon exercise of outstanding Company options; (b) Ordinary Shares issuable upon exercise of outstanding warrants to purchase an aggregate of 46,459 post-Reverse Split Ordinary Shares held by Macquarie Corporate Holdings Pty Limited or warrants to purchase an aggregate of 43,366 post-Reverse Split Ordinary Shares held by Silicon Valley Bank; (c) 277 post-Reverse Split Ordinary Shares allocated but not yet issued to Matrix India Entertainment Consultants Private Limited; or (d) 1,567 post-Reverse Split Ordinary Shares allocated but not yet issued to Salman Khan.

**A reverse-split on a 5.4240926 for 1 basis, with fractional shares rounded to the nearest whole share after aggregating all fractional shares held by the applicable shareholder, is being effected by the Company.

***Ordinary Shares issuable upon swap of ordinary shares of Yatra Online Private Limited.